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                                                                    EXHIBIT 21.1

DIRECT SUBSIDIARIES OF THE REGISTRANT

     NAME OF                  STATE/JURISDICTION OF         NAME UNDER WHICH              PERCENTAGE
   SUBSIDIARY               INCORPORATION/ORGANIZATION    BUSINESS IS CONDUCTED         INTEREST OWNED

MGV Energy Inc.                      Canada               MGV Energy Inc.                    100
Mercury Michigan, Inc.              Michigan              Mercury Michigan, Inc.             100
Beaver Pipeline, L.L.C.             Michigan              Beaver Pipeline, L.L.C.             50*
Cinnabar Energy                     Michigan              Cinnabar Energy Services &          50*
Services & Trading, LLC                                   Trading, LLC
Terra Energy Ltd.                   Michigan              Terra Energy Ltd.                  100
GTG Pipeline Corporation            Virginia              GTG Pipeline Corporation           100


INDIRECT SUBSIDIARIES OF THE REGISTRANT

1.   Direct Subsidiaries of Terra Energy Ltd.

     NAME OF                  STATE/JURISDICTION OF         NAME UNDER WHICH              PERCENTAGE
   SUBSIDIARY               INCORPORATION/ORGANIZATION    BUSINESS IS CONDUCTED         INTEREST OWNED

Energy Acquisition                  Michigan              Energy Acquisition Operating       100
Operating Corporation                                     Corporation
Kristen Corporation                 Michigan              Kristen Corporation                100
Terra Pipeline Company              Michigan              Terra Pipeline Company             100

2.   Direct Subsidiaries of Mercury Michigan, Inc.

     NAME OF                  STATE/JURISDICTION OF         NAME UNDER WHICH              PERCENTAGE
   SUBSIDIARY               INCORPORATION/ORGANIZATION    BUSINESS IS CONDUCTED         INTEREST OWNED

Beaver Pipeline, L.L.C.             Michigan              Beaver Pipeline, L.L.C.             50*
Cinnabar Energy Services &          Michigan              Cinnabar Energy Services &          50*
Trading, LLC                                              Trading, LLC

* 100% of this entity is owned by the registrant, 50% directly and 50% indirectly through Mercury Michigan, Inc.